Advantus International Bond Fund

a Series of Securian Funds Trust

Class 1 and Class 2 Shares

Summary Prospectus   |   May 1, 2012

This summary prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the fund online at securianfunds.com/prospectus. You can also get this information at no cost by calling (800) 995-3850 or by sending an e-mail request to www.policyservices@minnesotalife.com. If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the prospectus and other information will also be available from your financial intermediary. The Fund’s prospectus and statement of additional information, both dated May 1, 2012, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Investment Objective

The Advantus International Bond Fund seeks to maximize current income, consistent with the protection of principal.

Fees and Expenses

This table describes the fees and expenses that you pay if you buy and hold Class 1 or Class 2 shares of the Advantus International Bond Fund. The table does not reflect charges assessed in connection with the variable life insurance policies or variable annuity contracts, or qualified plans, that invest in the Fund. If these charges were included, the expenses shown in the table below would be higher.

Shareholder Fees

(fees paid directly from your investment)

Not Applicable

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2
Management Fees	0.60%	0.60%
Distribution (12b-1) Fees	—	0.25%
Other Expenses	0.35%	0.35%

Total Annual Fund Operating Expenses	0.95%	1.20%

Expense Example. This example is intended to help you compare the costs of investing in the Advantus International Bond Fund with the cost of investing in other funds.

The example assumes an investment of $10,000 in the Fund for the time periods indicated and then a redemption of all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example does not reflect the other fees and expenses related to a variable life insurance policy, variable annuity contract or qualified plan that invests in the Fund. Although actual costs may be higher or lower, based on these assumptions, costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1	$97	$303	$525	$1,166
Class 2	$122	$381	$660	$1,455

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 18.8% of the average value of its portfolio.

Summary Information	1

Principal Investment Strategies

Under normal market conditions, the Advantus International Bond Fund invests at least 80% of its net assets in “bonds.” “Bonds” include debt securities of any maturity, such as bonds, notes, bills and debentures.

The Fund invests predominantly in bonds issued by governments and government agencies located around the world. The Fund’s assets will be invested in issuers located in at least three countries (including the U.S.). The Fund may invest without limit in developing markets.

Although the Fund may buy bonds rated in any category, it focuses on “investment grade” bonds. The Fund may invest up to 25% of its total assets in bonds that are rated below investment grade (these instruments are sometimes called “junk”). Generally, lower rated securities pay higher yields than more highly rated securities to compensate investors for the higher risk.

The Fund is a non-diversified fund, which means it generally invests a greater portion of its assets in the securities of one or more issuers and invests overall in a smaller number of issuers than a diversified fund.

For purposes of pursuing its investment objective, the Fund regularly uses various currency related transactions involving derivative instruments, principally currency and cross currency forwards, but may also use currency and currency index futures contracts. The Fund maintains significant positions in currency related derivative instruments as a hedging technique or to implement a currency investment strategy, which could expose a large amount of the Fund’s assets to obligations under the instruments. The use of these derivative transactions may allow the Fund to obtain net long or net negative (short) exposure to selected currencies. The Fund may also enter into interest rate and credit related transactions involving derivative instruments, including interest rate and credit default swaps, bond/interest rate futures contracts and options thereon. The use of these derivative transactions may allow the Fund to obtain net long or net short exposures to selected interest rates, durations or credit risks. These derivative instruments may be used for hedging purposes, to enhance Fund returns or to obtain exposure to various market sectors.

In some cases derivative instruments are used for purposes that may be deemed to be speculative in nature, rather than for purposes of hedging risk. In such cases, the Fund will limit its purchase of derivatives as follows: currency forwards, when aggregated with currency futures, will not exceed 150% of the Fund’s notional value; currency futures, interest rate swaps, interest rate and bond futures, options on interest rate and bond futures, and credit default swaps, when aggregated with all other futures, options and swaps, will not exceed 20% of the Fund’s notional value. In addition, purchases of options on interest rate and bond futures and purchases of credit default swaps will each be limited to 5% of the Fund’s market value. The “notional value” of a derivative contract reflects it’s nominal or face amount. In comparison, the market value of a derivative contract, which is usually less, reflects the outstanding obligation under the contract.

Franklin Advisers, Inc., (“Franklin”) the Fund’s sub-adviser, allocates the Fund’s assets based upon its assessment of changing market, political and economic conditions. It will consider various factors, including evaluation of interest and currency exchange rate changes and credit risks. In determining whether to allocate Fund assets to the markets of any individual country, Franklin may consider the country’s macroeconomic and fiscal performance, policies, and outlook, as well as the current political climate. Franklin may shorten or lengthen the Fund’s duration in select markets or on an overall basis in response to interest rate changes and Franklin’s outlook for interest rates. It will allocate the Fund’s assets among permissible types of securities and instruments in accordance with the Fund’s investment restrictions and according to where Franklin believes it has found the most attractive investment opportunities for the Fund given the level of risk involved. Franklin may use forward currency exchange contracts and other derivatives for hedging purposes or other purposes. The Fund’s allocations to various markets, securities and instruments will vary over time.

Principal Risks

An investment in the Advantus International Bond Fund may result in the loss of money, and may be subject to various risks including the following types of main risk:

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Foreign Securities Risk – the risk that investing in foreign securities, including securities of foreign governments, typically involves more risks than investing in U.S. securities, and includes risks associated with: political and economic developments – the political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S.; trading practices – government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S.; availability of information – foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; limited markets – the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile; and currency exchange rate fluctuations and policies. The risks of foreign investments typically are greater in less developed countries or emerging market countries. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Fund and affect its share price.

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Interest Rate Risk – the risk that, when interest rates rise, bond prices fall. The opposite is also true: bond prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to these price changes.

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Credit Risk – the risk that an issuer of bonds may be unable to make interest payments and repay principal when due, in whole or in part. Changes in an issuer’s financial strength or in a security’s credit rating may affect a security’s value.

Lower-rated securities.    Securities rated below investment grade, sometimes called “junk bonds,” generally have more credit risk than higher-rated securities. Issuers of high yield, fixed-income securities are not as strong financially as those issuing securities with higher credit ratings. These issuers are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments.

The prices of high yield, fixed-income securities fluctuate more than higher- quality securities. Prices are especially sensitive to developments affecting the issuer’s business and to changes in the ratings assigned by rating agencies. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors. High yield securities generally are less liquid than higher-quality securities. Many of these securities do not trade frequently, and when they do their prices may be significantly higher or lower than expected.

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Derivatives Risk – the risk that the Fund’s investment in derivatives may involve a small investment relative to the amount of risk assumed. The successful use of derivatives may depend on Franklin’s ability to predict market movements. Risks include delivery failure, default by the other party or the inability to close out a position because the trading market becomes illiquid. If Franklin is not successful in using derivatives, the Fund’s performance may be worse than if Franklin did not use derivatives at all.

▲	Income Risk – the risk that, since the Fund can only distribute what it earns, the Fund’s distributions to shareholders may decline when interest rates fall.

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Non-Diversification Risk – the risk that, because the Fund is a non- diversified fund, it may invest a greater portion of its assets in the securities of any one issuer, and invest in a smaller number of issuers overall than a diversified fund.

▲	Portfolio Risk – the risk that Fund performance may not meet or exceed that of the market as a whole.

Performance

The following bar chart and table provide some indication of the risks of investing in the Advantus International Bond Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare to the returns of a broad based index. (The information reflects the performance of the Fund’s predecessor portfolio. See “Financial Highlights” at page 67 of the Prospectus.) The chart and table do not reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts, or qualified plans which invest in the Fund. If such charges and expenses were included, the returns shown below would be lower. The past performance of the Fund does not necessarily indicate how the Fund will perform in the future.

Calendar Year Total Returns for Class 2 Shares (a)

Best Quarter (ended 2Q 02 10.62%):
Worst Quarter (ended 3Q 11 -7.87%):

(a)	The performance shown in the bar chart above is for Class 2 shares and reflects a 0.25% 12b-1 distribution fee that is not charged to Class 1 shares. The returns for Class 1 shares would be substantially similar to the returns shown in the bar chart, but for the 12b-1 fee associated with Class 2 shares.

Summary Information	3

Average Annual Total Return (for periods ending December 31, 2011)
	1 Year	5 Years	10 Years	Inception
International Bond Fund — Class 1 (inception 2/11/08)	-0.01%	—	—	8.58%
International Bond Fund — Class 2	-0.26%	8.78%	8.59%	—
Citigroup World Government Bond Index (reflects no deduction for fees, expenses or taxes)	6.35%	8.09%	8.25%	—

Management

The Advantus International Bond Fund is advised by Advantus Capital Management, Inc. (Advantus Capital) and sub-advised by Franklin Advisers, Inc. (Franklin). The following individual serves as the Fund’s primary portfolio manager:

Name and Title	Primary Manager Since
Michael J. Hasenstab Senior Vice President and Portfolio Manager, Franklin	January 1, 2008

For a summary of other important additional information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Summary Information” below.

Purchase and Sale of Fund Shares

Fund shares are sold only to participating life insurance company separate accounts and qualified plans (financial intermediaries) and are not offered directly to the public. Purchases and sales of Fund shares may be effected only through a participating life insurance company or qualified plan. Please refer to the appropriate separate account prospectus or plan documents for detail.

Taxes

For information concerning the tax consequences to purchasers of variable annuity contracts and variable life insurance policies issued by Minnesota Life or other participating life insurance companies, please see the appropriate prospectus for those contracts.

Financial Intermediary Compensation

When you purchase Fund shares through a life insurance company in connection with its variable annuity contracts or variable life insurance policies, or through another financial intermediary such as a broker-dealer that sells variable annuity contracts or variable life insurance policies, the Fund or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the life insurance company or broker-dealer to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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